UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2014 (March 28, 2014)

CHINA JO-JO DRUGSTORES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34711	98-0557852
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1st Floor, Yuzheng Plaza No.76, Yuhuangshan Road Hangzhou, Zhejiang Province People’s Republic of China
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 (571) 88077078

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 28, 2014, the registrant held its annual meeting of shareholders.  Set forth below is a brief description of each matter voted upon at the meeting and the voting results with respect to each such matter.

1.	A proposal to elect five directors to the registrant’s board of directors to hold office until the next annual meeting and until their successors are duly elected and qualified:

Director’s Name	Votes For	Votes Withheld
Lei Liu	7,468,111	3,111
Li Qi	7,468,111	3,111
Taihong Guo	7,467,011	4,211
Genghua Gu	7,464,321	6,901
Zhimin Su	7,467,011	4,211

2.	A proposal to ratify the appointment of Friedman LLP (“Friedman”) as the registrant’s independent registered public accounting firm for its fiscal year ending March 31, 2014:

For	Against	Abstentions
7,470,922	600	0

Pursuant to the foregoing votes, Lei Liu, Li Qi, Taihong Guo, Genghua Gu and Zhimin Su were elected to serve as directors, and Friedman was ratified as the registrant’s independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA JO-JO DRUGSTORES, INC.
Date:	March 31, 2014	(Registrant)

		By:	/s/ Ming Zhao
Ming Zhao
Chief Financial Officer

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